Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 15, 2021, by and among Assure Holdings Corp., a Nevada corporation (the “Company”), and the purchasers set forth on Schedule 1 hereto (each, a “Purchaser” and, collectively, the “Purchasers”), and shall become effective as of the Closing (as defined in the Purchase Agreement, defined below).

RECITALS

A.                 In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of November , 2021 (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to each Purchaser on the Closing Date shares of common stock, par value $0.001 per share, of the Company (the “Shares”).

B.                  To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York or Colorado generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing of the acquisition and issuance of the Shares pursuant to the Purchase Agreement.

“Effectiveness Date” means the date the Registration Statement has been declared effective by the

SEC.

“Effectiveness Deadline” means the date which is the earlier of (x) (i) in the event that the Registration Statement is not subject to a full review by the SEC, ninety (90) calendar days after the Closing Date or the Qualification Date, as applicable, or (ii) in the event that the Registration Statement is subject to a full review by the SEC, one hundred fifty (150) calendar days after the Closing Date or the Qualification Date, as applicable, and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, however, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business, and (ii) the Effectiveness Deadline shall be extended for an additional sixty (60) calendar days if the Registration Statement is not declared effective by the SEC on or before February 11, 2022, and in such event the liquidated damages penalty for failure to have the Registration Statement declared effective by the Effectiveness Deadline will not commence until the end of such sixty (60) day period.

“Effectiveness Failure” shall have the meaning set forth in Section 2.2.

“Effectiveness Period” shall have the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Failure” or “Failures” shall have the meaning set forth in Section 2.2.

“Filing Date” or “Filing Deadline” means the thirtieth (30th) calendar day following the Closing Date; provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.

“Filing Failure” shall have the meaning set forth in Section 2.2.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5.3(a). “Indemnifying Party” shall have the meaning set forth in Section 5.3(a). “Losses” shall have the meaning set forth in Section 5.1.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares issued to the Purchasers; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further that such securities shall no longer be deemed Registrable Securities if (i) such securities have been sold pursuant to a Registration Statement, (ii) such securities have been sold in compliance with Rule 144, (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company and the Transfer Agent has issued certificates for such Registrable Securities to the holder thereof, or as such holder may direct, without any restrictive legend, or (iv) upon the close of business on the date that is two (2) years following the effectiveness of the final Registration Statement(s) covering all the Registrable Securities hereunder, provided, however, that such two (2) year-period will be extended by the same number of days as any period of days following such effectiveness, other than days during an Allowed Delay, that the Registration Statement is not available for the resale of any of the Registrable Securities for any reason.

“Registration Delay Payments” shall have the meaning set forth in Section 2.2.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.

“Transaction Documents” means this Agreement, the Purchase Agreement and the schedules and exhibits attached hereto and thereto.

“Share Purchase Price” means the total purchase price for the Shares to be paid by each Purchaser pursuant to Exhibit A of the Purchase Agreement.

ARTICLE II
REGISTRATION

2.1	Registration Obligations; Filing Date Registration.

(a)                As promptly as practicable following the Closing Date, the Company shall use reasonable best efforts to prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by the Holders. The Registration Statement shall be on Form S-1 (or such other form available to the Company for the registration of the Registrable Securities at the time of filing as determined in good faith by counsel of the Company). The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A, subject to any SEC comments; provided, however, that no Purchaser shall be named as an “underwriter” in the Registration Statement without the Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Company Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Company Common Stock or other securities for the account of any other holder without the prior written consent of the Required Holders (as defined in Section 7.3 hereof). The Company shall use reasonable best efforts to cause the Registration Statement filed by it to be declared effective by the SEC under the Securities Act as promptly as practicable after the filing thereof but in any event prior to the Effectiveness Deadline, and, subject to Section 3.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). By 4:00 p.m., Eastern time, on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424(b)(3) under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)                Promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty (30) days after the Qualification Date (the “Qualification Deadline”), the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post- effective amendment on Form S-3 to the registration statement on Form S-1) (a “Shelf Registration Statement”) and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter.

(c)                If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” The Purchasers shall have the right to have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Purchasers’ counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.1(c), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cut-back imposed on the Purchasers pursuant to this Section 2.1(c) shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and the Qualification Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the Effectiveness Deadline shall be the 60th day immediately after the Restriction Termination Date. The Company will file such additional Registration Statements at the earliest practicable date on which the Company is permitted by SEC Restrictions to file such additional Registration Statements related to the Registrable Securities, each registering the Rule 415 Amount, seriatim, until all of the Registrable Securities have been registered.

2.2 Effect of Failure to File Registration Statement. If (i)(X) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the SEC by the Filing Deadline or (Y) a Shelf Registration Statement is not filed with the SEC by the Qualification Deadline (a “Filing Failure”), (ii) such Registration Statement or the Shelf Registration Statement, as applicable, is not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”), or (iii) after a Registration Statement has been declared effective by the SEC, such Registration Statement is not available for sales of the Registrable Securities for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding any Allowed Delay (as defined below) (a “Maintenance Failure” and collectively with a Filing Failure and an Effectiveness Failure, the “Failures” and each, a “Failure”), then the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.00% of the aggregate Share Purchase Price paid by such Purchaser pursuant to the Purchase Agreement, paid in cash, for each 30-day period or pro rata for any portion thereof until such Failure is cured. Such payments shall constitute the Purchasers’ exclusive monetary remedy for any Failure, but shall not affect the right of the Purchasers to seek injunctive relief. The payments to which a Purchaser shall be entitled pursuant to this Section 2.2 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear simple interest at the rate of three percent (3.0%) of such unpaid Registration Delay Payment per annum (prorated for shorter periods) until paid in full.

ARTICLE III
REGISTRATION PROCEDURES

3.1               Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)                Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 3.1(l)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the SEC relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(b)                At the time the SEC declares the Registration Statement effective, each Holder shall be named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof.

(c)                Promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post- effective amendment filed by the Company, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of the Company; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                Use reasonable best efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

(e)                If requested by the Required Holders (as defined in Section 7.3 hereof), (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein unless the inclusion of such information would reasonably be expected to expose the Company to liability under federal and state securities laws and regulations and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)                 Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

(g)                Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(h)                Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.

(i)                 Upon the occurrence of any event contemplated by Section 3.1(c)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)                 Use best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on The Nasdaq Capital Market (“Nasdaq”) or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.

(k)                The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.

(l)                 For not more than thirty (30) consecutive calendar days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 3.1(l) in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(m)              The Company shall use reasonable best efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(n)                The Company will comply with all rules and regulations of the SEC to the extent and so long as they are applicable to the Registration Statement and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than forty-five (45) days after the end of a 12-month period (or ninety (90) days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.

3.2	Holder Obligations.

(a)                At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as the Company may reasonably request.

(b)                Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3.1(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3.1(c)(i)–(ii) and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)                Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3.1(c)(ii)–(v) or Section 3.1(l), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3.1(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

ARTICLE IV
REGISTRATION EXPENSES

4.1 Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for any Purchaser except as specifically provided below), except as and to the extent specified in this Section 4.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by the Company with the Financial Industry Regulatory Authority and (C) in compliance with state securities or “blue sky” laws by the Company or with respect to Registrable Securities, (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Purchaser or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Purchasers.

ARTICLE V
INDEMNIFICATION

5.1               Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Company Common Stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 3.1(c)(ii)- (v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that the Company has advised the Holder that it no longer meets the requirements for the use of Rule 172 and as a result thereof the Holder is required to deliver a current Prospectus to any transferee of Registrable Securities and has provided a copy of a current Prospectus to the Holder prior to the sale or transfer of Registrable Securities giving rise to such Losses. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

5.2               Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose). In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5.2 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

5.3	Conduct of Indemnification Proceedings.

(a)                If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b)                An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(c)                All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5.3) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

5.4	Contribution.

(a)                If a claim for indemnification under Section 5.1 or 5.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5.4 was available to such party in accordance with its terms.

(b)                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5.4 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(c)                The indemnity and contribution agreements contained in this Article V are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE VI

RULE 144

6.1 Rule 144. With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Company Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without volume or manner-of-sale restrictions by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold pursuant to a Registration Statement, Rule 144 or otherwise in a transaction in which the transferee receives freely tradable shares; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act pursuant to Rule 144(c)(1) and Rule 144(i); and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act pursuant to Rule 144(c)(1) and Rule 144(i), (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration. In the event that the Company fails to comply with the requirements of this Section 6.1 after the 180th day after the Closing Date, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.00% of the aggregate Share Purchase Amount paid by such Holder pursuant to the Purchase Agreement for each 30-day period or pro rata for any portion thereof until such failure is cured or until such time as there are no more Registrable Securities; provided, however, that only Holders that have not sold or otherwise disposed of all of their Registrable Securities prior to such failure shall be entitled to receive liquidated damages pursuant to this Section 6.1. Such payments shall constitute the Holder’s exclusive monetary remedy for such events, but shall not affect the right of the Holders to seek injunctive relief. Such payments shall be made to each Holder in cash no later than three (3) Business Days after the end of each 30-day period.

ARTICLE VII

MISCELLANEOUS

7.1               Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Purchase Agreement, and this Agreement shall not be effective until such Closing. If the Purchase Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).

7.2               Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each non-breaching Holder and Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

7.3               Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and (x) any Holder who, together with its Affiliates, beneficially owns at least 9.99% of the Registrable Securities and (y) the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders (the “Required Holders”). Any amendment or waiver effected in accordance with this Section 7.3 shall be binding upon each Holder (and their permitted assigns).

7.4               No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

7.5               Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or e-mail address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (Eastern time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Assure Holdings Corp.
4600 South Ulster Street, Suite 1225
Denver, CO 80237
Attention: Mr. John Allen Farlinger, Chairman & CEO
Email: john.farlinger@assureiom.com
Fax No.:

with copies (which copies shall not constitute notice to the Company) to:	Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400
Denver, CO 80202
Attention: Kenneth G. Sam, Esq.
Email: sam.kenneth@dorsey.com
Fax No.: (416) 367-7371

If to the Purchasers:	To their respective addresses as set forth on Schedule 1 attached hereto.

7.6               Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7.7               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.

7.8               Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws to the extent required, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 7.8, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and

(v)  such transfer shall have been made in accordance with the requirements of applicable law. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

7.9               Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.10           Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Articles IV and V and this Article VII shall remain in effect in accordance with their terms.

7.11           Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the conflict of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.12           Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

7.13           Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

7.14           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

THE COMPANY:

ASSURE HOLDINGS CORP.

By:	/s/ John Price
Name: John Price
Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

By:
Name:
Title:

SCHEDULE 1

SCHEDULE OF PURCHASERS

ANNEX A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock previously issued and the shares of common stock issuable upon exercise of the warrants, or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock or warrants owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

A-1

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker- dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker- dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

A-2

ANNEX B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

B-1